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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                     DAIMLER-BENZ VEHICLE OWNER TRUST 1998-A
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             (Exact name of registrant as specified in its charter)



                                 August 21, 2000
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                Date of Report (Date of earliest event reported)


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
Delaware                              333-64671                             13-3770955
--------                              ---------                             ----------
(State or other jurisdiction          (Commission File                      (I.R.S. Employer
of incorporation)                      Number)                              Identification No.)
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                550 South College Avenue, Newark, Delaware 19713
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               (Address of principal executive offices) (Zip Code)



                                 (302) 453-5733
        ----------------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         The Statement to Noteholders and Certificateholders relating to Daimler-Benz Vehicle Owner Trust 1998-A pursuant to section 4.9 of the Sale and Servicing Agreement dated as of November 1, 1998, among Daimler-Benz Vehicle Receivable Corporation, Mercedes-Benz Credit Corporation and the Trust, for the Collection Period ended July 31, 2000 is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits


         (c)      Exhibits

                  Exhibit No.             Description

                  20                      Statement to Noteholders and
                                          Certificateholders for the
                                          July 2000 Collection Period





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Daimler-Benz Vehicle Owner Trust 1998-A
                                                (Registrant)

                              By:  Mercedes-Benz Credit Corporation, as Servicer


Date:  August 30, 2000        By:    /s/David H. Olsen
                                   ---------------------------------------------
                                    Name:       David H. Olsen
                                    Title:      Vice President and
                                                Chief Financial Officer





                                      -3-
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                                INDEX TO EXHIBITS

Exhibit No.       Description

       20 Statement to Noteholders and Certificateholders for the July 2000 Collection Period








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                     DAIMLER-BENZ VEHICLE OWNER TRUST 1998-A
                            MONTHLY SERVICING REPORT
                   SERVICER: MERCEDES-BENZ CREDIT CORPORATION
                             TRUSTEE: CITIBANK, N.A.
                          COLLECTION PERIOD: JULY 2000


DISTRIBUTION DATE:
                     08/21/00


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
STATEMENT TO NOTEHOLDERS AND  CERTIFICATEHOLDERS PURSUANT TO
SECTION 4.9 OF THE SALE AND SERVICING AGREEMENT                                                              Per $1,000 of Original
                                                                                                                 Class A/Class B
                                                                                                                     Amounts
                                                                                                             ----------------------
      (i)       Principal Distribution
                ----------------------
                     Class A-1                                                                      $0.00             $0.000000
                     Class A-2                                                                      $0.00             $0.000000
                     Class A-3                                                             $35,618,340.73            $80.950774
                     Class A-4                                                                      $0.00             $0.000000
                     Class B Amount                                                                 $0.00             $0.000000

     (ii)       Interest Distribution
                ---------------------
                     Class A-1                                                                      $0.00             $0.000000
                     Class A-2                                                                      $0.00             $0.000000
                     Class A-3                                                              $1,752,516.94             $3.982993
                     Class A-4                                                              $1,051,830.00             $4.350000
                     Class B Amount                                                           $382,415.48             $4.683333

    (iii)       Monthly Servicing Fee                                                         $609,180.53
                ---------------------
                     Monthly Supplemental Servicing Fee                                             $0.00

     (iv)       Class A-1 Principal Balance (end of Collection Period)                              $0.00
                Class A-1 Pool Factor (end of Collection Period)                                0.000000%
                Class A-2 Principal Balance (end of Collection Period)                              $0.00
                Class A-2 Pool Factor (end of Collection Period)                                0.000000%
                Class A-3 Principal Balance (end of Collection Period)                    $371,943,738.52
                Class A-3 Pool Factor (end of Collection Period)                               84.532668%
                Class A-4 Principal Balance (end of Collection Period)                    $241,800,000.00
                Class A-4 Pool Factor (end of Collection Period)                              100.000000%
                Class B Principal Balance (end of Collection Period)                       $81,654,551.40
                Class B Pool Factor (end of Collection Period)                                100.000000%

      (v)       Pool Balance (end of Collection Period)                                   $695,398,289.92

     (vi)       Interest Carryover Shortfall
                ----------------------------
                     Class A-1                                                                      $0.00             $0.000000
                     Class A-2                                                                      $0.00             $0.000000
                     Class A-3                                                                      $0.00             $0.000000
                     Class A-4                                                                      $0.00             $0.000000
                     Class B                                                                        $0.00             $0.000000
                Principal Carryover Shortfall
                -----------------------------
                     Class A-1                                                                      $0.00             $0.000000
                     Class A-2                                                                      $0.00             $0.000000
                     Class A-3                                                                      $0.00             $0.000000
                     Class A-4                                                                      $0.00             $0.000000
                     Class B                                                                        $0.00             $0.000000

    (vii)       Balance of the Reserve Fund Property (end of Collection Period)
                     Class A Amount                                                        $53,542,898.33
                     Class B Amount                                                                 $0.00

   (viii)       Aggregate Purchase Amount of Receivables repurchased by the Seller
                                                or the Servicer                            $30,459,165.28
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